Exhibit 32.2

  CERTIFICATION OF THE CHIEF FINANCIAL OFFICER OF GREAT CHINA MANIA HOLDINGS, INC. PURSUANT TO 18 U.S.C. SECTIONS 1350,
AS ADOPTED PURSUANT TO
§   906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Great China Mania Holdings, Inc. (the "Company") on Form 10-Q for the quarter ended March 31, 2014, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certifies, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of2002, that, to   the best of the undersigned's knowledge:

1)   The Report  fully  complies  with  the  requirements  of  Section 13(a) or  15(d) of  the  Securities Exchange Act of l934;  and

2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Signed on this May 15, 2014

/s/ Kwong Kwan Yin Roy
Kwong Kwan Yin Roy
Chief Financial Officer